                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  May 23, 2002


                         EasyLink Services Corporation
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             (Exact name of registrant as specified in its charter)


           Delaware                       000-26371               13-3787073
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
        incorporation)                                       Identification No.)


                         399 Thornall Street, 6th Floor
                                Edison, NJ 08837
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                    (Address of principal executive offices)



Registrant's telephone number, including area code          (732) 906-2000



                                      N/A
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          Former Name or Former Address, if Changed Since Last Report

ITEM 5.  OTHER EVENTS

         EasyLink Services Corporation ("EasyLink" or the "Company") announced that Thomas Murawski, Chief Executive Officer of EasyLink, will assume the additional office of President, replacing the current President, Brad Schrader, effective as of May 31, 2002.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


Not Applicable

                                   SIGNATURE
                                   ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 23, 2002

                                        EASYLINK SERVICES CORPORATION



                                        By: /s/Thomas Murawski
                                            ------------------------------------
                                            Thomas Murawski
                                            Chief Executive Officer